UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 28, 2005
                                -----------------

                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     0-23340                 51-0332317
       --------                     -------                 ----------
   (State or other                (Commission             (IRS Employer
     jurisdiction                 File Number)         Identification Number)
   of incorporation


      105 Westpark Drive, Suite 200, Brentwood, Tennessee        37027
      ---------------------------------------------------        -----
            (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 28, 2005, America Service Group Inc. (the "Company") issued a press release reporting results for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished as a part of this Current Report as Exhibit 99.1 and is incorporated herein in its entirety by this reference.

     The information in this Current Report is being furnished pursuant to Item
2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections.


Item 9.01. Financial Statements and Exhibits.

           (a)     Not applicable.

           (b)     Not applicable.

           (c)     Exhibits:

                   99.1    Press Release dated February 28, 2005.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICA SERVICE GROUP INC.



Date: February 28, 2005                    By: /s/ Michael Taylor
                                               ---------------------------------
                                           Michael Taylor
                                           Senior Vice President and Chief
                                            Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number       Description of Exhibits
-------      -----------------------

   99.1      Press release dated February 28, 2005.